Label	Element	Value
IronBridge SMID Cap Fund
Risk/Return:	rr_RiskReturnAbstract
Supplement [Text Block]	ck0001487592_SupplementTextBlock	IronBridge SMID Cap Fund IBSMX a series of IronBridge Funds, Inc. Supplement dated February 2, 2016 to the Prospectus dated November 1, 2015 for IronBridge SMID Cap Fund.
Risk/Return [Heading]	rr_RiskReturnHeading	IronBridge SMID Cap Fund
Expense Narrative [Text Block]	rr_ExpenseNarrativeTextBlock
This supplement makes the following amendment to footnote 2 of the Fees and Expenses table in the Prospectus and Summary Prospectus for IronBridge SMID Cap Fund:

(2)
IronBridge Capital Management, L.P. (the “Adviser”) has contractually agreed to reduce its compensation due from and/or assume expenses of the SMID Cap Fund to the extent necessary to ensure that the SMID Cap Fund’s operating expenses (excluding taxes, interest, brokerage commissions and acquired fund fees and expenses, if any, and other extraordinary expenses) do not exceed 0.95% of the SMID Cap Fund’s average net assets.  The fee waiver and expense reimbursement agreement is in effect until November 1, 2016, with successive renewal terms of one year thereafter unless terminated by IronBridge Funds, Inc. (the “Company”) or the Adviser prior to any such renewal.  Prior to November 1, 2016, the expense cap agreement can be terminated by the Company’s Board of Directors or shareholders.  To the extent the Adviser waives its compensation and/or absorbs expenses to satisfy the expense cap, it may seek repayment by the SMID Cap Fund of a portion or all of such amounts at any time within three fiscal years after the fiscal year in which such amounts were waived or absorbed, subject to the respective expense caps.

Fee Waiver or Reimbursement over Assets, Date of Termination	rr_FeeWaiverOrReimbursementOverAssetsDateOfTermination	Nov. 01, 2016
Expense Example Closing [Text Block]	rr_ExpenseExampleClosingTextBlock	* * * * * Please retain this supplement for future reference.